                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




                                FEBRUARY 11, 2003
                                (Date of Report)




                             CNA SURETY CORPORATION
             (Exact name of Registrant as specified in its charter)




                                     1-13277
                              (Commission File No.)



                 DELAWARE                                   34-4144905
      (State or other jurisdiction)            (IRS Employer Identification No.)


      CNA PLAZA, CHICAGO, ILLINOIS                            60685
(Address of principal executive offices)                    (Zip code)


                                 (312) 822-5000
               (Registrant's telephone number, include area code)

ITEM 5.          OTHER EVENTS

                 See Exhibit 99.1 and Exhibit 99.2 to this Form 8-K

ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS

                 (c)     Exhibits

                         Exhibit 99.1 - CNA Surety Corporation Press Release issued on February 10, 2003.

                         Exhibit 99.2 - CNA Surety Corporation Press Release issued on February 10, 2003.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                             CNA SURETY CORPORATION
                                             (Registrant)



                                       By:   /s/ John S. Heneghan
                                             -----------------------------------
                                             John S. Heneghan
                                             Vice President and Chief
                                             Financial Officer









Dated:      February 11, 2003

                                  EXHIBIT INDEX

Exhibit No.

       99.1  CNA Surety Corporation Press Release issued on February 10, 2003.
       99.2  CNA Surety Corporation Press Release issued on February 10, 2003.